UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

June 24, 2025
Date of Report (date of earliest event reported)

CARMAX, INC.
(Exact name of registrant as specified in its charter)

Virginia		1-31420	54-1821055
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

12800 Tuckahoe Creek Parkway			23238
Richmond,	Virginia
(Address of Principal Executive Offices)			(Zip Code)
(804) 747-0422
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KMX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
On June 24, 2025, the Company held its 2025 Annual Meeting of Shareholders. The following actions were taken:

1. The shareholders elected the following directors to the Board, each for a one-year term expiring at the 2026 Annual Meeting of Shareholders, pursuant to the vote set forth below.

Director	Votes For	Votes Against	Votes Abstaining
Peter J. Bensen	124,551,356	2,828,916	898,511
Sona Chawla	124,439,341	2,945,067	894,375
Thomas J. Folliard	117,014,316	10,076,423	1,188,044
Shira Goodman	110,263,233	16,628,878	1,386,672
David W. McCreight	122,251,295	5,127,539	899,949
William D. Nash	123,991,848	3,097,667	1,189,268
Mark F. O’Neil	124,735,087	2,644,579	899,117
Pietro Satriano	124,748,057	2,629,738	900,988
Marcella Shinder	123,126,262	4,165,214	987,307
Mitchell D. Steenrod	119,449,271	7,929,612	899,900

There were 11,558,536 broker non-votes for each director.

2. The shareholders ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2026 pursuant to the vote set forth below.

Votes For	Votes Against	Votes Abstaining
131,574,855	8,201,749	60,715

3. The shareholders approved the non-binding advisory resolution related to the compensation of our named executive officers pursuant to the vote set forth below.

Votes For	Votes Against	Votes Abstaining
110,883,252	15,376,527	2,019,004

There were 11,558,536 broker non-votes related to this vote.

4. The shareholders did not approve the shareholder proposal regarding a shareholder special meeting right pursuant to the vote set forth below.

Votes For	Votes Against	Votes Abstaining
46,443,258	80,849,647	985,878

There were 11,558,536 broker non-votes related to this vote.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARMAX, INC.
(Registrant)

Dated: June 26, 2025	By: /s/ John M. Stuckey, III
John M. Stuckey, III
Senior Vice President, General Counsel
and Corporate Secretary